                                                                   Exhibit 10.27

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                                     FORM OF

                          TAX BENEFIT SHARING AGREEMENT

                                  BY AND AMONG

                              BIOFUEL ENERGY CORP.

                                       AND

                                     MEMBERS

                             DATED: [       ], 2007

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  Definitions.....................................................1
SECTION 1.02.  Usage Generally; Interpretation.................................7

                                   ARTICLE II

                      DETERMINATION OF REALIZED TAX BENEFIT

                                   ARTICLE III

                              TAX BENEFIT PAYMENTS

                                   ARTICLE IV

                            TERMINATION OF AGREEMENT

                                    ARTICLE V

                         SUBORDINATION AND LATE PAYMENTS

SECTION 5.01.  Subordination..................................................13
SECTION 5.02.  Late Payments by the Corporation...............................13

                                   ARTICLE VI

                                  OTHER MATTERS

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                        TAX BENEFIT SHARING AGREEMENT (this "Agreement"), dated
                  as of [ ], 2007, by and among BioFuel Energy Corp., a Delaware corporation (the "Corporation"), and the Members (as defined below).

            WHEREAS, the Members currently hold membership interests ("Units")
in BioFuel Energy, LLC, a limited liability company organized under the laws of
Delaware and treated as a partnership for Federal income tax purposes (the
"LLC");

            WHEREAS, the Units may be exchanged by a Member (as defined below)
on a one-for-one basis for shares of common stock of the Corporation, par value
$0.01 per share (the "Common Shares") in accordance with the LLC Agreement (as defined below) and the Certificate of Incorporation of the Corporation (any such exchange, an "Exchange");

            WHEREAS, the LLC, and any direct or indirect subsidiary that is treated as a partnership for Federal income tax purposes, will have the benefit of an election under Section 754 of the Internal Revenue Code of 1986, as amended (the "Code"), and comparable elections under applicable state and local tax law, for each Taxable Year (as defined below) ending after the date hereof, that will result in an adjustment to the tax basis of the assets owned by the
LLC (solely for the benefit of the Corporation) at the time of any Exchange
(such time, the "Exchange Date"; such assets and any asset whose tax basis is determined, in whole or in part, by reference to the adjusted basis of any such asset, the "Relevant Assets") by reason of such Exchange and the receipt of payments under this Agreement;

            WHEREAS, the tax liability of the Corporation attributable to the
LLC may be reduced as a result of the tax benefits created by the Basis
Adjustments (as defined below) and the Corporation may receive additional tax benefits attributable to Imputed Interest (as defined below); and

            WHEREAS, the parties to this Agreement desire for the Corporation to make payments to the Members equal to a portion of the actual tax savings the
Corporation realizes that are attributable to Basis Adjustments and Imputed
Interest.

            NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions. As used in this Agreement, the terms set forth in this Section 1.01 shall have the following meanings:

            "Advisory Firm" means an accounting or law firm that is nationally recognized as being expert in tax matters and that is selected by the Audit
Committee to act in the capacity of Advisory Firm as contemplated by this
Agreement.

            "Advisory Firm Letter" means a letter from the Advisory Firm stating that the relevant schedule, notice or other information to be provided by the
Corporation to the Applicable Member (and all supporting schedules and work papers relating thereto) were prepared in a manner consistent with the terms of this Agreement and, to the extent such item involves matters not expressly provided for in this Agreement, on a reasonable basis in light of the facts and law in existence on the date such item is delivered to such Member and the intent of the parties hereto.

            "Amended Schedule" is defined in Section 2.04(b).

            "Applicable Member" means any Member that becomes entitled to payments under this Agreement by reason of an Exchange by such Member.

            "Audit Committee" means the audit committee of the board of directors of the Corporation.

            "Basis Adjustment" means the adjustment to the tax basis of a
Relevant Asset under Sections 743(b) and 754 of the Code and comparable provisions of applicable state and local tax law (as calculated pursuant to
Section 2.01) as a result of an Exchange and the related payments made pursuant to this Agreement.

            "Business Day" means any calendar day that is not a Saturday, Sunday or other calendar day on which commercial banks are required or authorized to be closed in the City of New York.

            "Change of Control Event" means the consummation, through one or more related transactions, of a merger, amalgamation, consolidation, statutory share exchange, share purchase or similar corporate transaction involving the
Corporation (a "Reorganization") unless, immediately following such
Reorganization all the Persons who were the "beneficial owners" (as such term is defined in Rule 13(d)-3 under the Exchange Act (or a successor rule thereto)) of the Common Shares, or such other securities of the Corporation into which such
Common Shares shall be changed by reason of a Reorganization (the "Shares") or other securities eligible to vote for the election of the board of directors of
Corporation (together, "Corporation Voting Securities") outstanding immediately prior to the consummation of such Reorganization beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such Reorganization
(including a corporation that as a result of such transaction owns the
Corporation or all or substantially all of Corporation's assets either directly or through one or more subsidiaries) (the "Continuing Corporation") in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization, of the outstanding Corporation Voting
Securities (excluding any outstanding voting securities of the Continuing
Corporation that such beneficial owners hold immediately following

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the consummation of the Reorganization as a result of their ownership prior to such consummation of voting securities of a company or other entity involved in, or forming part of, such Reorganization other than the Corporation).

            "Closing Date" is defined in Section 6.02(b).

            "Code" is defined in the preamble.

            "Common Shares" is defined in the preamble.

            "Corporation" is defined in the preamble.

            "Covered Taxes" means any and all Taxes to which the Corporation is subject, excluding for any Taxable Year any Taxes payable to any single Taxing
Authority that would be $10,000 or less for such Taxable Year if determined without regard to tax benefits from all Basis Adjustments and Imputed Interest.

            "Corporation Return" means any Tax Return of the Corporation filed with respect to Taxes of any Taxable Year.

            "Determination" shall have the meaning ascribed to such term in
Section 1313(a) of the Code or any similar provision of state and local tax law, as applicable.

            "Early Termination Date" means the date of an Early Termination
Notice for purposes of determining the Early Termination Payment.

            "Early Termination Notice" is defined in Section 4.02(a).

            "Early Termination Schedule" is defined in Section 4.02(a).

            "Early Termination Payment" is defined in Section 4.03(b).

            "Early Termination Rate" means an interest rate equal to the sum of
(i) the yield to maturity of U.S. Treasury securities with a constant maturity
(the "Applicable Maturity") (as compiled and published in the most recent
Federal Reserve Statistical Release H 15 (519)) of ten (10) years and (ii) 300 basis points. If there are no U.S. Treasury securities with a constant maturity of ten (10) years, the yield to maturity shall be interpolated from the U.S.
Treasury securities with constant maturities that are most nearly longer than and shorter than the Applicable Maturity.

            "Exchange" is defined in the preamble.

            "Exchange Basis Schedule" is defined in Section 2.02.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

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            "Exchange Date" is defined in the preamble.

            "Exchange Payment" is defined in Section 5.01.

            "Expert" is defined in Section 6.11.

            "Hypothetical Tax Basis" means, with respect to any Relevant Asset at any time, the tax basis that such asset would have had at such time if no
Basis Adjustment attributable to the Applicable Member had been made.

            "Hypothetical Tax Liability" means, with respect to any Taxable
Year, the liability for Covered Taxes of the Corporation using the same methods, elections, conventions and similar practices used on the relevant Corporation
Return, but using the Hypothetical Tax Basis instead of the tax basis of the
Relevant Assets and excluding any deduction attributable to the Imputed
Interest.

            "Imputed Interest" means any interest imputed under Sections 1272,
1274, 483 or any other provision of the Code and any similar provision of applicable state or local tax law with respect to the Corporation's payment obligations under this Agreement.

            "Interest Rate" means LIBOR plus 300 basis points.

            "Interest Sale" is defined in Section 2.05.

            "IRS" means the U.S. Internal Revenue Service.

            "LIBOR" means for each month (or portion thereof) during any period, an interest rate per annum equal to the rate per annum reported, on the date two days prior to the first day of such month, on the Telerate Page 3750 (or if such screen shall cease to be publicly available, as reported on Reuters Screen page
"LIBO" or by any other publicly available source of such market rate) for London interbank offered rates for U.S. dollar deposits for such month (or portion thereof).

            "LLC" is defined in the preamble.

            "Manager" means the Corporation or any successor manager admitted to the LLC pursuant to the LLC Agreement.

            "Market Value" means the price per Common Share determined as follows:

            (a) if traded on a securities exchange (including the NASDAQ
      National Market), the Market Value shall be deemed to be the average of the closing prices of the Common Shares on such exchange on the applicable date, or, if there have been no sales on any such exchange on any day, the average of the

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      highest bid and lowest asked prices on such exchange as of 4:00 p.m., New
      York time, or, if on any day Common Shares are not traded on an exchange, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation
      Bureau, Incorporated or any similar successor organization, in each such case averaged over a period of thirty (30) days consisting of the Business
      Day as of which the Market Value is being determined and the twenty-nine
      (29) consecutive Business Days prior to such day; or

            (b) if at any time the Common Shares are not traded on a securities exchange or quoted in the domestic over-the-counter market, the Market
      Value shall be the fair value thereof, as determined by the Manager.

            "Member" means any party to this Agreement (other than the
Corporation) listed in Schedule A, as amended from time to time.

            "LLC Agreement" means the Second Amended and Restated Limited
Liability Company Agreement of the LLC dated as of [ ], 2007.

            "Payment Date" means any date on which a payment is made pursuant to this Agreement.

            "Person" means any individual, firm, corporation, partnership
(including any limited, general or limited liability partnership), company, limited liability company, trust, joint venture, association, joint stock company, unincorporated organization or similar entity or governmental entity.

            "Proportionate Share" means an amount equal to a fractional share of the transferring Member's rights, interests and entitlements under this
Agreement, the numerator of which shall be the number of Units that have been transferred to such transferee by the Member and the denominator of which shall be the total number of Units held by the Member as of the date of this
Agreement.

            "Realized Tax Benefit" means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the actual liability for Covered
Taxes of the Corporation for such Taxable Year using the "with and without"
methodology less an allocable portion of the fees, charges and expenses of the
Advisory Firm paid by the Corporation in such Taxable Year. If all or a portion of the actual tax liability for Covered Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

            "Realized Tax Detriment" means, for a Taxable Year, the excess, if any, of the actual tax liability for Covered Taxes for the Corporation over
Hypothetical Tax Liability for such Taxable Year using the "with and without"
methodology, plus an allocable portion of the fees, charges and expenses of the
Advisory Firm paid by the Corporation in such Taxable Year. If all or a portion of the actual tax liability for Covered Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority

                                        5

of any Taxable Year, such liability shall not be included in determining
Realized Tax Detriment unless and until there has been a Determination.

            "Reconciliation Procedures" mean those procedures set forth in
Section 6.11.

            "Relevant Assets" is defined in the preamble.

            "Schedule" means any of the Exchange Basis Schedule, Tax Benefit
Schedule, the Early Termination Schedule and Amended Schedule.

            "Senior Obligations" is defined in Section 5.01.

            "Subsidiaries" means any entity in which the Corporation, directly or indirectly, possesses 50% or more of the total combined voting power of the all classes of its stock or other equity interests.

            "Tax Benefit Payment" is defined in Section 3.01(b).

            "Tax Benefit Schedule" is defined in Section 2.03.

            "Tax Return" means any return, declaration, report or similar statement required to be filed with respect to Taxes (including any attached schedules or exhibits), including any information return, claim for refund, amended return and declaration of estimated Tax.

            "Taxable Year" means a taxable year as defined in Section 441(b) of the Code (and for the avoidance of doubt, may include a period of less than twelve (12) months for which a Tax Return is filed) ending on or after the
Exchange Date in which there is a Basis Adjustment due to an Exchange.

            "Taxes" means any Federal, state or local taxes, assessments or similar charges imposed on, or measured by, net income or profits and any interest, additions to tax or penalties applicable or related to any such taxes, assessments or similar charges.

            "Termination Event" is defined in Section 4.04(a).

            "Taxing Authority" means any Federal, state or local government, any subdivision, agency, commission or authority thereof, or any other authority exercising Tax regulatory authority.

            "Treasury Regulations" means the final, temporary and proposed regulations under the Code as in effect for the relevant taxable period.

            "Units" is defined in the preamble.

            "Valuation Assumptions" mean, as of an Early Termination Date, the assumptions that:

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            (1) in each Taxable Year ending on or after such Early Termination
Date, the Corporation will have taxable income sufficient to fully use all the tax benefits arising from Basis Adjustments and Imputed Interest during such
Taxable Year,

            (2) the Federal income tax rates and state and local income tax rates that will be in effect for each Taxable Year ending on or after such Early
Termination Date will be the same as those in effect on the Early Termination
Date, and

            (3) any loss carryover or other tax attribute carryover generated by
Basis Adjustments and/or Imputed Interest and available as of such Early
Termination Date will be used by the Corporation on a pro rata basis during the five (5) year period beginning on the Early Termination Date (subject to any applicable legal limitation on the use of such carryover during such period, such as the expiration of any carry forward period).

            SECTION 1.02. Usage Generally; Interpretation. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. Words in the singular or the plural include the plural or the singular, as the case may be. The use of the word "or" is not exclusive. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to the preamble,
Articles, Sections and Schedules shall be deemed to be references to the preamble, Articles, Sections and Schedules of this Agreement unless the context otherwise requires.

                                   ARTICLE II

                      DETERMINATION OF REALIZED TAX BENEFIT

            SECTION 2.01. Basis Adjustments. The Corporation and each Applicable
Member agree that, as a result of an Exchange of Units for Common Shares, the
LLC's tax basis in the portion of the Relevant Assets attributable to such Units shall be increased for the benefit of the Corporation by the excess, if any, of
(i) (A) the Market Value of the Common Shares and any cash transferred to the
Applicable Member pursuant to the Exchange plus (B) the amount of payments received pursuant to this Agreement (except to the extent such payments are treated as either Imputed Interest or interest for late payments by the
Corporation pursuant to Section 5.02) over (ii) the LLC's share of the basis in such portion of the Relevant Assets immediately before the Exchange as provided in Section 743(b) of the Code and the Treasury Regulations thereunder and comparable provisions of applicable state and local tax law. The Corporation and the Applicable Member also agree that, as a result of such Exchange and such payments, there shall be a correlative increase in the tax basis of such Units.

            SECTION 2.02. Exchange Basis Schedule. Within forty five (45)
calendar days after the filing of the Federal income tax return of the
Corporation for each Taxable Year in which any Exchange has been effected, the
Corporation shall deliver to the Applicable Member a written schedule (the
"Exchange Basis Schedule") that shows, in reasonable detail, for purposes of
Covered Taxes, (i) the actual unadjusted tax basis of

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the Relevant Assets as of each applicable Exchange Date, (ii) the Basis
Adjustment with respect to the Relevant Assets as a result of the Exchanges effected in such Taxable Year, calculated in the aggregate, (iii) the period or periods, if any, over which the Relevant Assets are amortizable and/or depreciable and (iv) the period or periods, if any, over which each Basis
Adjustment is amortizable and/or depreciable.

            SECTION 2.03. Tax Benefit Schedule. Within forty five (45) calendar days after the filing of the Federal income tax return of the Corporation for each Taxable Year ending on or after the date on which an Exchange occurs, the
Corporation shall provide to the Applicable Member a written schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit or Realized
Tax Detriment for such Taxable Year (a "Tax Benefit Schedule"). The Schedule will become final as provided in Section 2.04(a) and may be amended as provided in Section 2.04(b).

            SECTION 2.04. Procedures. (a) Review Procedure. Each time the
Corporation delivers to the Applicable Member an applicable Schedule under this
Agreement, the Corporation shall also (i) deliver to the Applicable Member (x)
supporting schedules and work papers providing in reasonable detail an explanation of the preparation of the Schedule and (y) an Advisory Firm Letter supporting such Schedule and (ii) allow the Applicable Member (or its representatives) reasonable access to the appropriate representatives at the
Corporation and the Advisory Firm for purposes of a review of such Schedule. The applicable Schedule shall become final and binding on the Corporation and the
Applicable Member unless such Member, within thirty (30) calendar days after receiving an Exchange Basis Schedule or amendment thereto or Tax Benefit
Schedule or amendment thereto, provides the Corporation with notice of a material objection to such Schedule made in good faith. If the Corporation and the Applicable Member, negotiating in good faith, are unable to successfully resolve the issues raised in such notice within sixty (60) calendar days of the delivery of such notice, the Corporation and such Member shall employ the
Reconciliation Procedures as described in Section 6.11.

            (b) Schedule Amendment. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporation (with the consent of the
Audit Committee) (i) to reflect any Determination affecting such Schedule, (ii)
to correct any material inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to the Applicable Member, (iii) to comply with any Expert's determination under the Reconciliation Procedures, (iv) to reflect any material change in the Realized Tax Benefit or Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other tax item to such Taxable Year, (v) to reflect any material change in the
Realized Tax Benefit or Tax Detriment for such Taxable Year attributable to any amended Tax Return filed for such Taxable Year, or (vi) to adjust the Exchange
Basis Schedule to take into account payments made pursuant to this Agreement
(such written schedule, an "Amended Schedule").

            (c) Applicable Principles. (i) The Realized Tax Benefit or Realized
Tax Detriment for each Taxable Year is intended to measure the decrease or increase, if any,

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in the actual Covered Tax liability of the Corporation for such Taxable Year attributable to Basis Adjustments and Imputed Interest attributable to the
Applicable Member, which decrease or increase shall be determined using a "with and without" methodology. In furtherance of the purposes of this Agreement, the
Corporation shall claim all available deductions and other tax benefits resulting from such Basis Adjustments and Imputed Interest on its Tax Returns.
To the extent, if any, that the Corporation is unable in any Taxable Year to utilize all the deductions or other tax benefits attributable to all the Basis
Adjustments and all the Imputed Interest attributable to all the Members who have engaged in Exchanges, the decrease in the actual Covered Tax Liability of the Corporation for such Taxable Year shall be apportioned among all such
Members on a pro rata basis based upon the respective amounts of tax deductions attributable to Basis Adjustments and Imputed Interest attributable to each such
Member arising in such Taxable Year (determined separately for each applicable
Covered Tax). In the event that the decrease in any Covered Tax of the
Corporation for any Taxable Year otherwise involves any interaction of the effects of the Basis Adjustments and/or Imputed Interest attributable to multiple Members, such decrease shall be apportioned among the Members on a fair and equitable basis as reasonably determined by the Corporation.

            (ii) Any carryovers or carrybacks of any Tax item attributable to
Basis Adjustments and Imputed Interest (determined using a "with and without"
methodology) shall be considered to be subject to applicable law governing the use, limitation and expiration of carryovers or carrybacks of the relevant type.
If a carryover or carryback of any Tax item includes a portion that is attributable to Basis Adjustments or Imputed Interest and another portion that is not, such portions shall be considered to be used in the order determined using such "with and without" methodology.

            SECTION 2.05. LLC Interest Sale. For purposes of this Agreement, (i)
any sale or other disposition of all or any part of the Corporation's Interest in the LLC (an "Interest Sale") shall be deemed to be comprised of a sale or other disposition of a pro rata portion of each of the separate LLC interests held by the Corporation (i.e., the original interest of the Corporation as of the date of this Agreement and each additional interest acquired hereafter by
Exchange or otherwise), regardless of whether such separate interests can be (or are) identified and separately conveyed, and (ii) notwithstanding any provision herein to the contrary, for purposes of determining the payments due to the
Applicable Members hereunder attributable to such Interest Sale, each such separate interest that was acquired from a Member pursuant to an Exchange shall be treated as a Relevant Asset and the Basis Adjustment with respect thereto shall be the excess of the tax basis of the Corporation in such interest immediately after such Exchange over the tax basis of such Member in the applicable Units immediately before such Exchange (with such Basis Adjustment to be increased as appropriate to reflect payments by the Corporation to such
Member pursuant to this Agreement and to be decreased as appropriate to reflect the depreciation or amortization attributable to the correlative Basis
Adjustments to the underlying assets of the LLC).

            SECTION 2.06. Consistency. Unless there is a Determination to the contrary, the Corporation and each Applicable Member agree to report and cause to be reported for all purposes, including Federal, state and local Tax purposes and financial

                                        9

reporting purposes, all Tax-related items (including the Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that specified by the
Corporation in any Schedule required to be provided by or on behalf of the
Corporation under this Agreement. In the event that an Advisory Firm is replaced with another firm acceptable to the Audit Committee, such replacement Advisory
Firm shall be required to perform its services under this Agreement using procedures and methodologies consistent with the previous Advisory Firm, unless otherwise required by law or the Audit Committee and each Applicable Member agrees to the use of other procedures and methodologies.

            SECTION 2.07. Cooperation. Each Applicable Member shall (i) furnish to the Corporation in a timely manner such information, documents and other materials as the Corporation may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (ii) make itself and its representatives available to the Corporation and its representatives to provide explanations of documents and materials and such other information as the Corporation or its representatives may reasonably request in connection with any of the matters described in clause (i) above, and (iii) reasonably cooperate in connection with any such matter.

                                   ARTICLE III

                              TAX BENEFIT PAYMENTS

            SECTION 3.01. (a) Payments. Within five (5) calendar days of a Tax
Benefit Schedule delivered to an Applicable Member becoming final, the
Corporation shall pay to the Applicable Member for such Taxable Year the Tax
Benefit Payment determined pursuant to Section 3.01(b). Each such Tax Benefit
Payment shall be made by wire transfer of immediately available funds to a bank account of the Applicable Member previously designated by such Member to the
Corporation. For the avoidance of doubt, no Tax Benefit Payment shall be made in respect of any estimated tax benefits realized by the Corporation.

            (b) A "Tax Benefit Payment" means an amount, not less than zero, equal to 85% of the Realized Tax Benefit, if any, for a Taxable Year, as
increased by, (i) the amount of interest calculated at the Interest Rate from the due date (without extensions) for filing the Corporation Return with respect to Taxes for such Taxable Year, (ii) the amount of the excess, if any, of the
Realized Tax Benefit reflected on an Amended Tax Benefit Schedule for a previous
Taxable Year over the Realized Tax Benefit reflected on the prior Tax Benefit
Schedule for such previous Taxable Year, (iii) the amount of the excess, if any, of the Realized Tax Detriment reflected on a Tax Benefit Schedule for a previous
Taxable Year and previously used to decrease a Tax Benefit Payment over the
Realized Tax Detriment reflected on an Amended Tax Benefit Schedule for such previous Taxable Year; and as decreased by, (iv) the amount of the Realized Tax
Detriment, if any, for all previous Taxable Years and (v) the amount of the excess, if any, of Realized Tax Benefit reflected on the prior Tax Benefit
Schedule for a previous Taxable Year over the Realized Tax Benefit reflected on the Amended Tax Benefit

                                       10

Schedule for such previous Taxable Year; provided, however, that the amounts described in this Section 3.01(b) shall not be taken into account in determining a Tax Benefit Payment attributable to any Taxable Year to the extent such amounts were taken into account in determining any Tax Benefit Payment in a preceding Taxable Year.

            SECTION 3.02. No Duplicative Payments. It is intended that the provisions of this Agreement will not result in a duplicative payment of any amount (including interest) required under this Agreement, and this Agreement shall be construed accordingly.

            SECTION 3.03. No Return of Tax Benefit Payments. For the avoidance of doubt, the sole remedy for any mistake in the calculation of the Realized Tax
Benefit with respect to any Member shall be an adjustment to subsequent Tax
Benefit Payments by the Corporation to such Member as contemplated by Section
3.01(b) and after application of the procedures set forth in Section 2.04(b), and in no event shall any Member that has received a Tax Benefit Payment be required to return all or any portion of such Tax Benefit Payment to the
Corporation.

            SECTION 3.04. Withholding. The Corporation shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporation is required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable state or local tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the
Applicable Member.

                                   ARTICLE IV

                            TERMINATION OF AGREEMENT

            SECTION 4.01. Optional Early Termination of Agreement. If a Change
of Control Event occurs after the fifth (5) anniversary of the date of this
Agreement, the Corporation (with the consent of the Audit Committee) may terminate this Agreement by complying with the notice and Exchange provisions of
Section 4.02 and by paying to each Applicable Member its respective Early
Termination Payment. Upon such compliance with Section 4.02 and payment of all
Early Termination Payments, the Corporation shall not have any further payment obligations under this Agreement in respect of any Member, other than for any
(a) Tax Benefit Payment agreed to by the Corporation and the Applicable Member as due and payable but unpaid as of the Early Termination Notice and (b) Tax
Benefit Payment due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (b) is included in the Early Termination Payment). Once the Corporation
shall have made all the payments referred to in the preceding sentence, this
Agreement shall terminate.

            SECTION 4.02. Early Termination Notice and Exchange Procedures. (a)
If the Corporation chooses to exercise its right of early termination under

                                       11

Section 4.01, the Corporation shall deliver to each Member notice of such election to exercise such right ("Early Termination Notice") and a schedule (the
"Early Termination Schedule") showing in reasonable detail the calculation such
Member's Early Termination Payment; provided, however, in the case of any Member that still holds Units, such notice shall expressly state that such Member must engage in an Exchange of such Units for Common Shares in order to be entitled to an Early Termination Payment with respect to such Units and, in lieu of such calculation with respect to such Units, such notice shall be accompanied by the estimate of such Member's Early Termination Payment with respect to such Units based upon Basis Adjustments determined by reference to the then current market price of the Common Shares.

            (b) In the case of any Member that has previously engaged in an
Exchange of Units for Common Shares, the applicable Early Termination Schedule relating to such Units shall become final and binding on the Corporation and such Member unless such Member, within ten (10) calendar days after receiving the Early Termination Schedule thereto, provides the Corporation with notice of a material objection to such Schedule made in good faith. If the Corporation and such Member, negotiating in good faith, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after such
Schedule was delivered to such Member, the Corporation and such Member shall employ the Reconciliation Procedures as described in Section 6.11.

            (c) In the case of any Member that still holds Units at the time of the delivery of the notice described in Section 4.02(a), the Corporation shall cooperate in good faith with any request by such Member to engage in an Exchange of such Units for Common Shares and such Exchange shall be effected as promptly as reasonably practicable. Upon the occurrence of any such Exchange, the
Corporation shall deliver the schedule described in Section 4.02(a) with respect to such Units and the procedures set forth in Section 4.02(b) shall apply to determine the final Early Termination Payment with respect to such Units. Any
Member that still holds Units at the time of the delivery of the notice described in Section 4.02(a) and that does not make a request to Exchange such
Units within thirty (30) days of its receipt of such notice shall be deemed to have elected to continue to hold such Units and shall not be entitled to receive any Early Termination Payment with respect to such Units (it being understood that, if such Member had previously engaged in an Exchange with other Units, such Member shall be entitled to an Early Termination Payment with respect to such other Units).

            SECTION 4.03. Payment upon Early Termination. (a) Within three (3)
calendar days after agreement between the Applicable Member and the Corporation of the Early Termination Schedule, the Corporation shall pay to the Applicable
Member an amount equal to the Early Termination Payment. Such payment shall be made by wire transfer of immediately available funds to a bank account designated by the Applicable Member.

            (b) The "Early Termination Payment" as of the date of an Early
Termination Schedule shall equal the present value, discounted at the Early
Termination Rate, of all future Tax Benefit Payments that would be required to be paid by the

                                       12

Corporation to the Applicable Member beginning from the Early Termination Date assuming the Valuation Assumptions are applied.

            SECTION 4.04. Regular Termination of Agreement. (a) Unless this
Agreement shall be terminated pursuant to the foregoing provisions of this
Article IV, this Agreement shall remain in effect and continue until the
Corporation (or any successor entity) shall have disposed of all its interests in the LLC or the LLC shall have disposed of all its non-cash assets (either such event, a "Termination Event") and the Corporation (or any successor entity)
shall have made all the payments required to be made by it to the Applicable
Members pursuant to this Agreement (as determined taking into account Section
4.04(b) (if applicable) and after completion of any review and reconciliation procedures pursuant to Section 2.04 and Section 6.11). Once such disposition shall have occurred and all such payments shall have been made, the Corporation shall have no further payment obligations under this Agreement and this
Agreement shall terminate.

            (b) Notwithstanding any provision herein to the contrary, in the event that a Termination Event occurs and the Corporation (or any successor entity) has any loss carryover or other Tax attribute generated by Basis
Adjustments and/or Imputed Interest that may be used by the Corporation (or such successor entity) after the Taxable Year during which such Termination Event occurs, the final payment to be made to each Applicable Member pursuant to
Section 4.04(a) shall be increased as appropriate to reflect the present value of the expected future benefit from such attribute (as determined using the principles set forth in Section 4.03(b) and the defined terms used therein as applied with reference to such Termination Event, except to the extent (if any)
that such principles would be manifestly unreasonable in the good faith view of the Corporation (after consultation with the Advisory Firm) under the circumstances existing as of the end of such Taxable Year).

                                    ARTICLE V

                         SUBORDINATION AND LATE PAYMENTS

            SECTION 5.01. Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination
Payment required to be made by the Corporation to the Applicable Member under this Agreement (an "Exchange Payment") shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the
Corporation and its Subsidiaries ("Senior Obligations") and shall rank pari passu with all current or future unsecured obligations of the Corporation that are not Senior Obligations.

            SECTION 5.02. Late Payments by the Corporation. The amount of any payment not made by the Corporation to the Applicable Member when due under the terms of this Agreement shall be payable together with any interest thereon, computed at a floating rate equal to the Interest Rate plus 100 basis points and commencing from the date on which such payment was due and payable.

                                       13

                                   ARTICLE VI

                                  OTHER MATTERS

            SECTION 6.01. No Member Participation in the Corporation's Tax
Matters. Except as otherwise expressly provided herein, the Corporation shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporation, including without limitation the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to Taxes raised by any Taxing Authority. Notwithstanding the foregoing, the Corporation shall notify each Member of, and keep the Members reasonably informed with respect to, any audit of the Corporation by any Taxing
Authority the outcome of which is reasonably expected to affect the amounts required to be paid to the Members under this Agreement, and shall provide to each Member reasonable opportunity to provide input to the Corporation and its advisors concerning the conduct of any such audit.

            SECTION 6.02. Corporation Covenants. (a) The Corporation hereby agrees and warrants to each Member (i) that it will not cause the LLC or any material subsidiary of the LLC to convert into, or elect to be treated as, a corporation for Tax purposes without the prior written consent of 75% in interest of the Members (determined based upon Unit ownership as of the date of this Agreement and before any Exchange), (ii) that it will not cause the LLC to contribute any of its assets (other than any assets with a de minimis aggregate gross value) into one or more subsidiaries that are treated as corporations for
Tax purposes, or cause the LLC to liquidate or distribute in kind any of its non-cash assets to its members, without the prior written consent of 75% in interest of the Members (as so determined), and (iii) that it will cause the
LLC, and any subsidiary that is treated as a partnership for Tax purposes, to make valid Section 754 elections (and all comparable elections under applicable state and local tax law) for its first Taxable Year ending after the date of this Agreement and it will not seek to revoke any such election until the
Corporation has received all possible tax benefits from all Basis Adjustments and Imputed Interest in respect of which the Corporation may be required to make any payments under this Agreement to the Applicable Members.

            (b) The Corporation hereby agrees that prior to (i) any proposed
Interest Sale or (ii) any proposed sale or other disposition of all or any substantial part of the non-cash assets of the LLC, it shall deliver to each
Member notice of such proposed transaction at least thirty (30) days prior to the consummation thereof (the "Closing Date") and afford each Member that still holds Units the opportunity to Exchange all or part of such Units prior to the
Closing Date.

            SECTION 6.03. Notices. All notices, requests, claims, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed duly given and received when (i) delivered personally to the recipient, (ii) telecopied to the recipient (with a hard copy sent to the recipient by a reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m.
New York time on a Business Day, and otherwise on the next Business Day or (iii)
on the first Business Day following the date of dispatch if

                                       14

delivered by a reputable overnight courier service (charges prepaid). All notices hereunder shall be delivered as set forth in Schedule B, or pursuant to such other instructions as may be designated in writing by the party to receive such notice. Any party may change its address or fax number by giving the other party written notice of its new address or fax number in the manner set forth above.

            SECTION 6.04. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

            SECTION 6.05. Entire Agreement; No Third Party Beneficiaries. This
Agreement constitutes the complete agreement and understanding among the parties and supersedes and preempts all prior representations, agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            SECTION 6.06. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law, rules or provisions
(whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of
Delaware.

            SECTION 6.07. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any applicable law or rule in any jurisdiction, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            SECTION 6.08. Successors; Assignment; Amendments. (a) No Member may
assign its rights under this Agreement to any person without the prior written consent of the Corporation; provided, however, that (i) to the extent Units are validly transferred in accordance with the terms of the LLC Agreement (other than pursuant to an Exchange), the Proportionate Share of the transferring
Member's rights, interests and entitlements under this Agreement shall be assigned to that transferee of those Units, which assignment shall be effective upon such transferee's execution and delivery of a Joinder Agreement in the form set forth in Schedule C, and (ii) any Member that has engaged in an Exchange may pledge some or all of its rights, interests or entitlements to payments under this Agreement to any U.S. money center bank in connection with a bona fide loan or other indebtedness. In the event of any transfer of Units described in clause

                                       15

(i) above, the transferee of such Units shall be deemed to be a Member for purposes of this Agreement.

            (b) No amendment to this Agreement shall be effective unless it is
(i) in writing, (ii) signed by the Corporation and 75% in interest of the
Members (determined based upon Unit ownership before any Exchange) and (iii)
approved by the Audit Committee.

            (c) All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the
Corporation would be required to perform if no such succession had taken place.

            SECTION 6.09. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            SECTION 6.10. Resolution of Disputes. (a) Any disputes which are not governed by Section 6.11 and which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If
the parties to the dispute fail to agree on the selection of an arbitrator within ten (10) days of the receipt of the request for arbitration, the
International Chamber of Commerce shall make the appointment. The Audit
Committee shall represent the Corporation in the selection of the arbitrator.
The arbitrator shall be a lawyer and shall conduct the proceedings in the
English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

            (b) Notwithstanding the provisions of paragraph (a), the Corporation may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each Member (i)
expressly consents to the application of paragraph (c) of this Section 6.10 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii)
irrevocably appoints the Corporation as such Member's agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Member of any such service of process, shall be deemed

                                       16

in every respect effective service of process upon the Member in any such action or proceeding.

            (c) (i) EACH MEMBER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION
OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL
PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH (B) OF THIS
SECTION 6.10, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR
CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS
AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties' relationship with one another;
and

            (ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in paragraph
      (c)(i) of this Section 6.10 and such parties agree not to plead or claim the same.

            SECTION 6.11. Reconciliation. In the event that the Corporation
(with the consent of the Audit Committee) and the Applicable Member are unable to resolve a disagreement within the relevant period designated in this
Agreement, the matter shall be submitted for determination to a nationally recognized expert (the "Expert") in the particular area of disagreement mutually acceptable to both parties. The Expert shall be employed by a nationally recognized accounting firm or a law firm (other than the Advisory Firm), and the
Expert shall not, and the firm that employs the Expert shall not, have any material relationship with either the Corporation or the applicable Member or other actual or potential conflicts of interest. The Expert shall resolve any matter relating to the Exchange Basis Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit
Schedule or an amendment thereto within fifteen (15) calendar days, in each case after the matter has been submitted to the Expert for resolution.
Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement is due or any Tax Return reflecting the subject of a disagreement is due, such payment shall be made on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution.
The costs and expenses relating to the engagement of such expert or amending any
Tax Return shall be borne by the party who did not have the prevailing position, or if a compromise is reached by the Corporation and the Applicable Member, the costs and expenses shall be borne equally by the parties. The Expert shall determine which party prevails. The determinations of the Expert pursuant to this Section 6.11 shall be binding on the Corporation and the Applicable Member absent manifest error.

                                       17

            IN WITNESS WHEREOF, the Corporation and each Member have duly executed this Agreement as of the date first written above.

                                  BIOFUEL ENERGY CORP.

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  GREENLIGHT CAPITAL, L.P.

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  GREENLIGHT CAPITAL QUALIFIED, L.P.

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  THIRD POINT PARTNERS LP

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  THIRD POINT PARTNERS QUALIFIED LP

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  DANIEL S. LOEB

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  LAWRENCE J. BERNSTEIN

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  TODD Q. SWANSON

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  THOMAS J. EDELMAN

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  WCIOSAQ CORP.

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  SFI L.P.

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  NANCY AND JOHN SNYDER FOUNDATION

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  BARRIE M. DAMSON

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  LANCE T. SHANER

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  ELLIOT JAFFE

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  SCOTT H. PEARCE

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  DANIEL J. SIMON

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  IRIK P. SEVIN

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                  CARGILL, INCORPORATED

                                  By ___________________________________________
                                     Name:
                                     Title:

                                     Address:

                                   Schedule A

                                 List of Members

Greenlight Capital, L.P.

Greenlight Capital Qualified, L.P

Third Point Partners LP

Third Point Partners Qualified LP

Daniel S. Loeb

Lawrence J. Bernstein

Todd Q. Swanson

Thomas J. Edelman

WCIOSAQ Corp.

SFI  L.P.

Nancy and John Snyder Foundation

Barrie M. Damson

Lance T. Shaner

Elliot Jaffe

Scott H. Pearce

Daniel J. Simon

Irik P. Sevin

Cargill, Incorporated

                                   Schedule B

                               Notices To Parties

      Pursuant to Section 6.03, all notices under this Agreement shall be delivered as set forth below:

            if  to Greenlight Capital, L.P.:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if to Greenlight Capital Qualified, L.P.:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Third Point Partners LP:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Third Point Partners Qualified LP:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Daniel S. Loeb:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Lawrence J. Bernstein:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Todd Q. Swanson:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Thomas J. Edelman:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to WCIOSAQ Corp.:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to SFI  L.P.:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Nancy and John Snyder Foundation:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Barrie M. Damson:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Lance T. Shaner:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Elliot Jaffe:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Scott H. Pearce:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Daniel J. Simon:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Irik P. Sevin:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            if  to Cargill, Incorporated:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

                                   Schedule C

                                     FORM OF

                                JOINDER AGREEMENT

            This Joinder Agreement ("Joinder Agreement") is a joinder letter to the Tax Benefit Sharing Agreement, dated as of [ ], 2007 (the "Agreement"), among BioFuel Energy Corp., a Delaware corporation (the "Corporation"), and each of the Members from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their respective meanings as defined in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of New York. In the event of any conflict between this Joinder Agreement or the Agreement, the terms of this
Joinder Agreement shall control.

            The undersigned hereby agrees that the undersigned hereby joins and enters into the Agreement having acquired Units in the LLC. By signing and returning this Joinder Agreement to the Corporation at [ ], [ ], [ ], Attention:
Chief Financial Officer, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Member contained in the Agreement, with all attendant rights, duties and obligations of a Member thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the
Agreement by the undersigned and, upon receipt of this Joinder Agreement by the
Corporation, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

            All notices under this Joinder Agreement shall be delivered to:

                              [       ]
                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            with a copy to:

                              [       ]
                              [       ]
                              [       ]
                              Telecopy:  [    ]
                              Attention: [    ]

            IN WITNESS WHEREOF, the undersigned has executed this Joinder
Agreement as of the date set forth below.

                                  By ___________________________________________
                                     Name:
                                     Title:
                                     Date:

Accepted:

BIOFUEL ENERGY CORP.

By ___________________________________________
   Name:
   Title:
   Date: